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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      November 7, 2006 (November 2, 2006)

                              CONCORD CAMERA CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                  New Jersey                         13-3152196
           ----------------------------          ----------------------
           (State or other jurisdiction          (I.R.S. Employer
            of incorporation)                    Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)


         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
         ---------------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03. AMENDMENTS TO CHARTER AND BYLAWS; CHANGE IN FISCAL YEAR.

On November 2, 2006, Concord Camera Corp. (the "Company") filed with the State of New Jersey a Certificate of Amendment to the Company's Certificate of Incorporation (the "Certificate of Amendment") to effect a one-for-five reverse split (the "Reverse Stock Split") of the Company's common stock, no par value (the "Common Stock"). The Certificate of Amendment was approved by the Company's Board of Directors without action by the shareholders of the Company and will become effective at 12:01 a.m., New York time, on November 21, 2006.

In the Reverse Stock Split, (i) each issued five (5) shares (including treasury shares and shares held in trust) will be combined into and become one (1) share of Common Stock; (ii) fractional shares will be issued to reflect fractional interests that may result from the Reverse Stock Split; and (iii) the number of authorized shares of Common Stock will be reduced from one hundred million (100,000,000) shares to twenty million (20,000,000) shares. The Company's one million (1,000,000) shares of preferred stock, no par value, will not be affected by the Reverse Stock Split.

The foregoing description of the Reverse Stock Split and Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Certificate of Correction related thereto, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On November 6, 2006, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the one-for-five reverse split of its common stock described in Item 5.03 above and in Exhibit 3.1 attached hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit   Description
No.       of Exhibit
-------   -----------
3.1 Certificate of Amendment (No. 7) of Certificate of Incorporation of Concord Camera Corp. dated November 2, 2006

3.2 Certificate of Correction of Certificate of Amendment (No. 7) to Certificate of Incorporation of Concord Camera Corp. dated November 3, 2006

99.1      Press Release dated November 6, 2006





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CONCORD CAMERA CORP.


Date: November 7, 2006                    By: /s/ Scott L. Lampert
                                              ---------------------------------
                                              Scott L. Lampert, Vice President,
                                              General Counsel and Secretary






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